EXHIBIT 10.6.7

                                                                  EXECUTION COPY

            AMENDMENT NO 3 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. N505MC)(1)

            THIS THIRD AMENDMENT TO THE SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of July 27, 2004, (this "AMENDMENT"), and entered into by and between Atlas Freighter Leasing III, Inc., a Delaware corporation ("BORROWER"), and Deutsche Bank Trust Company Americas, as agent for and representative of ("ADMINISTRATIVE AGENT") the financial institutions ("LENDERS") party to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Borrower is party to that certain Credit Agreement, dated as of April 25, 2000, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented to, but not including, the date hereof, the "CREDIT AGREEMENT").

            WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of July 27, 2004, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented from time to time, the "AMENDED AND RESTATED CREDIT AGREEMENT"), Borrower has agreed to further amend and restate the Credit Agreement.

            WHEREAS, Borrower and the Administrative Agent are parties to that certain Security Agreement and Chattel Mortgage with respect to one Boeing 747-2D3B, U.S. Registration No. N505MC, Manufacturer's Serial No. 21251, dated as of April 25, 2000, between the Borrower and the Agent, recorded by the Federal Aviation Administration on May 24, 2000, as Conveyance No. DD018943, supplemented by Supplemental Chattel Mortgage No. 1 dated as of November 13, 2000, recorded on December 20, 2000, as Conveyance No. SS016138, amended by Amendment No. 1 to Security Agreement and Chattel Mortgage dated as of October 30, 2001, recorded January 9, 2002, as Conveyance No. SS018002, amended by Amendment No. 2 to Aircraft Chattel Mortgage dated as of June 14, 2002, recorded August 21, 2002, as Conveyance No. YY034496 (the "AIRCRAFT CHATTEL MORTGAGE").

----------
(1) This Amendment to the Security Agreement and Chattel Mortgage has been executed in several counterparts. To the extent, if any, that this Amendment to the Security Agreement and Chattel Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment to the Security Agreement and Chattel Mortgage may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment to the Security Agreement and Chattel Mortgage may be created through the transfer of any counterpart other than said original counterpart.

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Aircraft Chattel Mortgage as provided herein.

            NOW THEREFORE, it is agreed:

      1. The Aircraft Chattel Mortgage is hereby amended by deleting all references to the term "Credit Agreement" and inserting the term "Amended and Restated Credit Agreement" in lieu thereof.

      2. Section 1(a)(iii) of the Aircraft Chattel Mortgage is hereby deleted in its entirety and the following is inserted in its place:

      "(iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), that may from time to time be incorporated or installed in or attached to the Airframe or any Engine, together with (i) all appliances, parts, instruments, appurtenances, accessories, furnishings, other equipment purchased or owned by Borrower and identified for incorporation or installation in or attachment to the Airframe or any Engine pursuant to the terms of any agreement whether or not identified in a Supplemental Chattel Mortgage and (ii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature subsequently removed from the Airframe or any Engine, as the case may be, but otherwise still subject to the Lease (collectively referred to herein as "PARTS"); and"

      3. Section 1(b) of the Aircraft Chattel Mortgage is hereby amended (x) by deleting the text "and" from the end of clause (vii) of section 1(b), (y) by renumbering clause (viii) of Section 1(b) as clause (ix), and (z) by inserting the following new clause:

      "(viii) the Subsidiaries Guaranty, including without limitation all payments of any kind thereunder, and including all rights of Borrower, as guaranteed beneficiary, to execute any election or option or to give any notice, consent, waiver or approval under or in respect of the Subsidiaries Guaranty, as well as any rights, powers or remedies on the part of Borrower, whether arising under the Subsidiaries Guaranty or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default (as defined in the Lease) or out of any breach of the Subsidiaries Guaranty; and"

      4. Section 2 of the Aircraft Chattel Mortgage is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

      ""AMENDED AND RESTATED CREDIT AGREEMENT" shall mean the Amended and Restated Credit Agreement, dated as of July 27, 2004, among Borrower, the lenders from time to time party thereto, and the Administrative Agent, as amended, modified or supplemented from time to time."

      5. Section 2 of the Aircraft Chattel Mortgage is hereby amended by deleting the definition of the term "Lease" in its entirety and inserting the following defined term in its place:

      ""LEASE" means that certain Lease Agreement, dated as of April 25, 2000, by and between Atlas Freighter Leasing III, Inc. as Lessor and Atlas Air, Inc. as Lessee, for the lease of the Aircraft, together with any amendments, restatements, modifications, supplements or additions thereto from time to time, including for the avoidance of doubt, without limitation, the Amended and Restated Lease Agreement dated as of July 27, 2004."

      6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and the Administrative Agent.

      7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Aircraft Chattel Mortgage.

      8. From and after the date hereof, all references in the Aircraft Chattel Mortgage to the Aircraft Chattel Mortgage shall be deemed to be references to the Aircraft Chattel Mortgage as modified hereby.

                                    *  *  *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                            ATLAS FREIGHTER LEASING III, INC.


                                            By: /s/ William C. Bradley
                                                --------------------------------
                                            Name: William C. Bradley
                                            Title: Treasurer and Secretary


                                                  Security Agreement and Chattel
                                                              Mortgage Amendment
                                                           (Aircraft No. N505MC)

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS,
                                             as Administrative Agent


                                            By: /s/ Keith C. Braun
                                                --------------------------------
                                            Name: Keith C. Braun
                                            Title: Director


                                                  Security Agreement and Chattel
                                                              Mortgage Amendment
                                                           (Aircraft No. N505MC)

                           Schedule to Exhibit 10.6.7

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    AGENT            BORROWER                  AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N509MC               21221                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N509MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N512MC               21220                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N512MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N517MC               23300                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N517MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N522MC               21783                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N522MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N523MC               21782                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N523MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N524MC               21784                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N524MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N526MC               22337                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N526MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N527MC               22471                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N527MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N528MC               22472                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N528MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N534MC               21832                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N534MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N808MC               21048                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N808MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N809MC               20887                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
                                              Trust Company    III                       Agreement (N809MC) dated as
                                              Americas                                   of July 27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-50E2 Spare       530168; 517530;          Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
Engines              517790; 517602;          Trust Company    III                       Agreement (CF6-50E2 Spare
                     517547; 517,538;         Americas                                   Engines) dated as of July
                     517,539; 455167; 530255                                             27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-80C2 BSF Spare   704,699; 704860; 704918  Deutsche Bank    Atlas Freighter Leasing   Amendment No. 3 to Security
Engines                                       Trust Company    III                       Agreement (CF6-50E2 Spare
                                              Americas                                   Engines) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

